SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 24, 2003
                                                          --------------




                            Georgia Bancshares, Inc.
                            ------------------------
                            (Exact name of registrant
                          as specified in its charter)




  Georgia                        333-74710                     58-2646154
--------------------------------------------------------------------------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)




                2008 Highway 54 West, Fayetteville, Georgia 30214
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (770) 631-1114
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 9. Regulation FD Disclosure.

On April 24, 2003, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GEORGIA BANCSHARES, INC.



                                      By:      /s/ Clyde A. McArthur
                                         ---------------------------------
                                      Name:    Clyde A. McArthur
                                      Title:   Chief Financial Officer

Dated: April 24, 2003



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


                                  EXHIBIT INDEX

Exhibit Number             Description

99.1     Earnings Press Release for the quarter ended March 31, 2003






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